INCOME TAXES (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income tax rate	25.00%	(25.00%)	25.00%
Deferred tax assets relating to net operating losses and other carryforwards, subject to expiration	$ 262,950
Tax loss carryforwards, expiration date	2017
Undistributed earnings of the Companys VIEs and its VIEs subsidiaries	$ 143,837,280
Dacheng Investment (Hong Kong) Limited (Dacheng Hong Kong) [Member]
Income tax rate	16.50%